                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 1998



                        Arcadia Receivables Finance Corp.
                   Arcadia Automobile Receivables Trust 1997-B
                          (Exact name of registrant as
                            specified in its charter)



         Delaware             333-82281                41-1743653
      (State or other        (Commission             (IRS Employer
      jurisdiction of        File Number)         Identification No.)
      incorporation)


     290 E. Carpenter Freeway, Irving, Texas            75062-2729
     (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

         The Servicer's Certificate for the months of April 1998 through December 2000 were distributed to Noteholders on or about the 15th of the following month.


Item 7(c). Exhibits


          Exhibit No.                   Description
          -----------             -----------------------
              20.1               Servicer's Certificate for the month of
                                 April 1998.

              20.2               Servicer's Certificate for the month of
                                 May 1998.

              20.3               Servicer's Certificate for the month of
                                 June 1998.

              20.4               Servicer's Certificate for the month of
                                 July 1998.

              20.5               Servicer's Certificate for the month of
                                 August 1998.

              20.6               Servicer's Certificate for the month of
                                 September 1998.

              20.7               Servicer's Certificate for the month of
                                 October 1998.

              20.8               Servicer's Certificate for the month of
                                 November 1998.

              20.9               Servicer's Certificate for the month of
                                 December 1998.

              20.10              Servicer's Certificate for the month of
                                 January 1999.

              20.11              Servicer's Certificate for the month of
                                 February 1999.

              20.12              Servicer's Certificate for the month of
                                 March 1999.

              20.13              Servicer's Certificate for the month of
                                 April 1999.

              20.14              Servicer's Certificate for the month of
                                 May 1999.

              20.15              Servicer's Certificate for the month of
                                 June 1999.

              20.16              Servicer's Certificate for the month of
                                 July 1999.

              20.17              Servicer's Certificate for the month of
                                 August 1999.

              20.18              Servicer's Certificate for the month of
                                 September 1999.

              20.19              Servicer's Certificate for the month of
                                 October 1999.

              20.20              Servicer's Certificate for the month of
                                 November 1999.

              20.21              Servicer's Certificate for the month of
                                 December 1999.

              20.22              Servicer's Certificate for the month of
                                 January 2000.

              20.23              Servicer's Certificate for the month of
                                 February 2000.

              20.24              Servicer's Certificate for the month of
                                 March 2000.

              20.25              Servicer's Certificate for the month of
                                 April 2000.

              20.26              Servicer's Certificate for the month of
                                 May 2000.

              20.27              Servicer's Certificate for the month of
                                 June 2000.

              20.28              Servicer's Certificate for the month of
                                 July 2000.

              20.29              Servicer's Certificate for the month of
                                 August 2000.

              20.30              Servicer's Certificate for the month of
                                 September 2000.

              20.31              Servicer's Certificate for the month of
                                 October 2000.

              20.32              Servicer's Certificate for the month of
                                 November 2000.

              20.33              Servicer's Certificate for the month of
                                 December 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ARCADIA RECEIVABLES FINANCE CORP.


                                    /s/ Michael J. Forde
                                    ----------------------------
                                    Title: Assistant Secretary


Date: February 5, 2001

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
    20.1          Servicer's Certificate for the month of
                  April 1998.

    20.2          Servicer's Certificate for the month of
                  May 1998.

    20.3          Servicer's Certificate for the month of
                  June 1998.

    20.4          Servicer's Certificate for the month of
                  July 1998.

    20.5          Servicer's Certificate for the month of
                  August 1998.

    20.6          Servicer's Certificate for the month of
                  September 1998.

    20.7          Servicer's Certificate for the month of
                  October 1998.

    20.8          Servicer's Certificate for the month of
                  November 1998.

    20.9          Servicer's Certificate for the month of
                  December 1998.

    20.10         Servicer's Certificate for the month of
                  January 1999.

    20.11         Servicer's Certificate for the month of
                  February 1999.

    20.12         Servicer's Certificate for the month of
                  March 1999.

    20.13         Servicer's Certificate for the month of
                  April 1999.

    20.14         Servicer's Certificate for the month of
                  May 1999.

    20.15         Servicer's Certificate for the month of
                  June 1999.

    20.16         Servicer's Certificate for the month of
                  July 1999.

    20.17         Servicer's Certificate for the month of
                  August 1999.

    20.18         Servicer's Certificate for the month of
                  September 1999.

    20.19         Servicer's Certificate for the month of
                  October 1999.

    20.20         Servicer's Certificate for the month of
                  November 1999.

    20.21         Servicer's Certificate for the month of
                  December 1999.

    20.22         Servicer's Certificate for the month of
                  January 2000.

    20.23         Servicer's Certificate for the month of
                  February 2000.

    20.24         Servicer's Certificate for the month of
                  March 2000.

    20.25         Servicer's Certificate for the month of
                  April 2000.

    20.26         Servicer's Certificate for the month of
                  May 2000.

    20.27         Servicer's Certificate for the month of
                  June 2000.

    20.28         Servicer's Certificate for the month of
                  July 2000.

    20.29         Servicer's Certificate for the month of
                  August 2000.

    20.30         Servicer's Certificate for the month of
                  September 2000.

    20.31         Servicer's Certificate for the month of
                  October 2000.

    20.32         Servicer's Certificate for the month of
                  November 2000.

    20.33         Servicer's Certificate for the month of
                  December 2000.